Prospectus

July 1, 2009

Western Asset Funds, Inc.

Western Asset Core Plus Bond Portfolio

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

PROSPECTUS SUMMARY	1

DESCRIPTION OF THE PORTFOLIO, ITS INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES	1

PRINCIPAL RISKS	3

PERFORMANCE INFORMATION	8

FEES AND EXPENSES	10

MANAGEMENT OF THE PORTFOLIO	11

PURCHASE OF SHARES	13

DISTRIBUTION PLANS	16

REDEMPTION OF SHARES	16

EXCHANGE PRIVILEGE	18

FREQUENT TRADING OF PORTFOLIO SHARES	18

NET ASSET VALUE	19

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS	20

PORTFOLIO DISCLOSURE POLICY	21

TAX INFORMATION	21

FINANCIAL HIGHLIGHTS	23

PROSPECTUS SUMMARY

General

Western Asset Funds, Inc. ("Western Asset Funds") consists of the following portfolios: Western Asset Absolute Return Portfolio, Western Asset Core Bond Portfolio, Western Asset Core Plus Bond Portfolio, Western Asset Enhanced Equity Portfolio, Western Asset Global Strategic Income Portfolio, Western Asset High Yield Portfolio, Western Asset Inflation Indexed Plus Bond Portfolio, Western Asset Intermediate Bond Portfolio, Western Asset Intermediate Plus Bond Portfolio, Western Asset Limited Duration Bond Portfolio, and Western Asset Non-U.S. Opportunity Bond Portfolio. As of the date of this prospectus, Western Asset Enhanced Equity Portfolio and Western Asset Global Strategic Income Portfolio have not commenced operations.

Manager and Advisers

Legg Mason Fund Adviser, Inc. (the "Manager") serves as the investment manager to each Portfolio. Western Asset Management Company ("Western Asset"), Western Asset Management Company Limited in London ("WAML"), Western Asset Management Company Pte. Ltd. in Singapore ("Western Singapore") and Western Asset Management Company Ltd in Japan ("Western Japan") serve as the investment advisers to the Portfolio as noted below. Western Asset, WAML, Western Singapore and Western Japan are sometimes referred to as "Advisers." The Board has approved the substitution of Legg Mason Partners Funds Advisor, LLC ("LMPFA") for Legg Mason Fund Adviser, Inc. ("LMFA") as investment manager of the Portfolio. Effective upon the substitution, LMPFA will assume the rights and responsibilities of LMFA under its investment management agreement with the Portfolio, including all of the responsibilities to the Portfolio described in this Prospectus as belonging to the "Manager." Each of LMFA and LMPFA are wholly-owned subsidiaries of Legg Mason, Inc. This substitution is currently expected to occur in the third quarter of 2009.

DESCRIPTION OF THE PORTFOLIO, ITS INVESTMENT OBJECTIVE AND

PRINCIPAL INVESTMENT STRATEGIES

The investment objective and policies for the Portfolio are stated below. There is no assurance the Portfolio will meet its objectives.

Western Asset Core Plus Bond Portfolio

Advisers:  Western Asset, WAML, Western Singapore and Western Japan

Objective:  Maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Portfolio

The Portfolio invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. To achieve its objective, the Portfolio may invest in a variety of securities and instruments, including:

■  U.S. Government obligations

■  corporate obligations ("corporate obligations" include, without limitation, debt obligations, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities)

■  inflation-indexed securities

■  mortgage- and other asset-backed securities

■  obligations of non-U.S. issuers, including obligations of non-U.S. governments, international agencies or supranational organizations

■  fixed income securities of non-governmental U.S. or non-U.S. issuers

■  municipal obligations

■  variable and floating rate debt securities

■  commercial paper and other short-term investments

■  certificates of deposit, time deposits and bankers' acceptances

■  loan participations and assignments

■  structured notes

■  repurchase agreements

In addition, the Portfolio may also:

■  invest up to 25% of its total assets in the securities of non-U.S. issuers

■  hold common stock or warrants received as the result of an exchange or tender of fixed income securities

■  invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns

■  buy or sell securities on a forward commitment basis

■  lend its portfolio securities

■  engage in non-U.S. currency exchange transactions

■  engage in reverse repurchase agreements

■  borrow money for temporary or emergency purposes

In particular, the Portfolio may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

The Portfolio may buy and sell investments relatively often, which involves higher trading costs and other expenses, and may increase taxes payable by shareholders.

The target average modified duration of the Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole (normally three to six years, although this may vary) as measured by Western Asset. Therefore, the range within which the average modified duration of the Portfolio is expected to fluctuate is generally 2.5 to 7 years. Modified duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer). The Portfolio's average modified duration may fall outside of its expected average modified duration range due to market movements. If this happens, the Advisers will take action to bring the Portfolio's average modified duration back within the Portfolio's expected average modified duration range within a reasonable period of time.

The Portfolio may invest up to 20% of its total assets in non-U.S. dollar denominated securities.

The Portfolio may invest up to 20% of its net assets in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by the Advisers to be of comparable quality. For purposes of the foregoing credit quality policy, the Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one NRSRO (or, if unrated, is determined by the Advisers to of comparable quality). Securities rated below investment grade are commonly known as "junk bonds" or "high yield securities." The continued holding of securities downgraded below investment grade or, if unrated, determined by the Advisers to be of comparable quality, will by evaluated by the Advisers on a case by case basis. As a result, the Portfolio may from time to time hold debt securities that are rated below investment grade.

Among the principal risks of investing in the Portfolio are Call Risk, Credit Risk, Currency Risk, Derivatives Risk, Emerging Markets Risk, Hedging Risk, Interest Rate Risk, Leveraging Risk, Liquidity Risk, Non-U.S. Securities Risk, Repurchase Agreement Risk, Risks Relating to Inflation-Indexed Securities, Special Risks of High Yield Securities and Special Risks of Mortgage-Backed and Asset-Backed Securities. Please see "Principal Risks" on page 3 for a discussion of these and other risks.

PRINCIPAL RISKS

In General

At any time, your investment in a mutual fund may be worth more or less than the price you originally paid for it. You may lose money by investing in the Portfolio because: (1) the value of the investments it owns changes, sometimes rapidly and unpredictably; (2) the Portfolio is not successful in reaching its goal because of its strategy or because it did not implement its strategy properly; or (3) unforeseen occurrences in the securities markets negatively affect the Portfolio.

The following risks apply to the Portfolio. You should read this section carefully before you invest in order to learn more about the Portfolio.

Call Risk

Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Portfolio reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

Credit Risk

The Portfolio is also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. Not all securities are rated. In the event that NRSROs assign different ratings to the same security, the Portfolio's Adviser will determine which rating it believes best reflects the security's quality and risk at that time.

Debt securities rated below investment grade (i.e., securities not rated Baa/BBB or above by at least one NRSRO) are deemed by the rating agencies to be speculative and may involve major risk of exposure to adverse conditions. These ratings may indicate that the securities may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks. For purposes of the credit quality limitations set forth in this Prospectus and the Portfolio's Statement of Additional Information ("SAI"), the Portfolio will consider a security rated Baa3/BBB- to be rated Baa/BBB.

Not all U.S. government securities are backed by the full faith and credit of the United States. Some securities, such as securities issued by Freddie Mac, are backed only by the credit of the issuing agency or instrumentality. Accordingly, there is a risk of default on these securities.

Currency Risk

Because the Portfolio may invest in securities denominated in non-U.S. currencies, their value can be affected by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled.

In addition to the policies described elsewhere in this Prospectus, the Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, there are not suitable hedging instruments available. See "Hedging Risk" below for more information.

Derivatives Risk

The Portfolio may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as "over-the-counter" derivatives). The Portfolio may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. Although the Advisers have the flexibility to make use of derivatives, they may choose not to for a variety of reasons, even under very volatile market conditions.

Derivatives involve special risks and costs and may result in losses to the Portfolio. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Portfolio will depend on the Adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Portfolio. The Portfolio's use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Portfolio's derivatives positions at any time. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Portfolio.

Swap agreements tend to shift the Portfolio's investment exposure from one type of investment to another. For example, if the Portfolio agrees to exchange payments in U.S. dollars for payments in non-U.S. currency, that type of swap agreement would tend to decrease the Portfolio's exposure to U.S. interest rates and increase its exposure to non-U.S. currency and interest rates. The Portfolio may also enter into interest rate swaps, which involve the exchange of interest payments by the Portfolio with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If the Adviser is incorrect in its interest rate forecasts and/or an interest rate swap used as a hedge negates a favorable interest rate movement, the investment performance of the Portfolio would be less than what it would have been if the Portfolio had not entered into the interest rate swap.

If the Portfolio sells protection on credit default swaps relating to corporate debt securities, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default by a third party, the corporate debt security issuer, on the debt security, a downgrade of the debt security and/or a similar credit event. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred. If no default occurred, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

For purposes of the investment limitations set forth in this Prospectus and in the SAI, the Portfolio will consider an instrument, including a synthetic instrument, to be equivalent to a security if, in the judgment of an Adviser, it has economic characteristics similar to that security. For example, the Portfolio will consider an instrument, including a synthetic instrument (such as a future or swap), to be a fixed income security if, in the judgment of an Adviser, it has economic characteristics similar to fixed income securities.

Emerging Markets Risk

The risks of non-U.S. investment are greater for investments in emerging markets. Among others, these types of investments can include not only corporate obligations, but also "Brady Bonds," bonds issued as a result of a debt restructuring plan, Eurobonds, domestic and international bonds issued under the laws of a developing country, emerging market loans and other debt instruments and equity securities. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.

Because the Portfolio may invest a significant amount of its total assets in emerging market securities, investors should be able to tolerate sudden and sometimes substantial fluctuations in the value of their investments. An investment in the Portfolio should be considered speculative.

Hedging Risk

The decision as to whether and to what extent the Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of the Portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

Interest Rate Risk

The Portfolio is subject to interest rate risk, which is the possibility that the rates of interest income generated by the Portfolio's fixed income investments may decline due to a decrease in market interest rates and the market prices of the Portfolio's fixed income investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the effect on its value when rates increase.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Leveraging Risk

When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's holdings. The Portfolio may take on leveraging risk or similar risks by borrowing money to meet redemption requests, investing collateral from securities loans, using reverse repurchase agreements or dollar rolls, through the use of when-issued, delayed-delivery or forward commitment transactions or by using futures, swaps or other derivatives. The use of leverage may also cause the Portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to sell. The Portfolio may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

Market Risk

The Portfolio may invest, directly or indirectly, their assets in equity securities. Prices of equity securities generally fluctuate more than those of other securities. The Portfolio may experience a substantial or complete loss on an individual stock. Market risk may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Non-U.S. Securities Risk

Investments in non-U.S. securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of non-U.S. securities are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some non-U.S. governments have defaulted on principal and interest payments.

In addition, the Portfolio's investments in non-U.S. securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, non-U.S. securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

Repurchase Agreement Risk

A repurchase agreement is an agreement under which securities are acquired from a securities dealer or bank subject to resale at an agreed upon price and date. The securities are held by the Portfolio as collateral until retransferred and will be supplemented by additional collateral if necessary to maintain a total market value equal to or in excess of the value of the repurchase agreement. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. The Portfolio also bears the risk that the proceeds from any sale of collateral will be less than the repurchase price. Repurchase agreements may be viewed as a loan by the Portfolio.

Risks Relating to Inflation-Indexed Securities

The value of inflation-indexed fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Although the principal value of inflation-indexed securities declines in periods of deflation, holders at maturity receive no less than the par value of the security. However, if the Portfolio purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, it may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Portfolio holds an inflation-indexed security, the Portfolio may earn less on the security than on a conventional bond.

Any increase in principal value caused by an increase in the index the inflation-indexed securities are tied to is taxable in the year the increase occurs, even though the Portfolio will not receive cash representing the increase at that time. As a result, the Portfolio could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Code. See "Additional Tax Information" in the SAI.

If real interest rates rise (i.e., if interest rates rise for reasons other than inflation, for example, due to changes in currency exchange rates), the value of inflation-indexed securities held by the Portfolio will decline. Moreover, because the principal amount of inflation-indexed securities would be adjusted downward during a period of deflation, the Portfolio will be subject to deflation risk with respect to its investments in these securities. Inflation-indexed securities are tied to indices that are calculated based on rates of inflation for prior periods. There can be no assurance that such indices will accurately measure the actual rate of inflation in the prices of goods and services.

Special Risks of High Yield Securities

Securities rated below Baa/BBB, commonly known as junk bonds or high yield securities, have speculative characteristics. Accordingly, there is a greater possibility that the issuers of these securities may be unable to make timely payments of interest and principal and thus default. These securities typically entail greater potential price volatility and may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. These securities may be less liquid than higher-rated securities, which means the Portfolio may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price. When the Portfolio buys lower-rated debt, the achievement of its goals depends more on the Advisers' credit analysis than would be the case if the Portfolio were buying investment grade debt. Unrated securities of comparable quality share these risks.

Special Risks of Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. The effect on the Portfolio's return is similar to that discussed above for call risk.

When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Portfolio. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Asset-backed securities are subject to many of the same risks as mortgage-backed securities.

At times, some of the mortgage-backed and asset-backed securities in which the Portfolio may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium. Unscheduled prepayments, which are made at par, will cause the Portfolio to experience a loss equal to any unamortized premium.

Risks Associated with Other Policies the Portfolio May Pursue

In addition to the investment strategies described above, the Portfolio may also make other types of investments, and therefore may be subject to other risks. Some of these risks are described in the Portfolio's SAI. The terms "debt," "bonds" and "fixed income securities" are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

At times, the Advisers may judge that market conditions make pursuing the Portfolio's investment strategies inconsistent with the best interests of its shareholders. The Advisers then may temporarily use alternative strategies that are mainly designed to limit the Portfolio's losses. Although the Advisers have the flexibility to use these strategies, they may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the Portfolio to miss out on investment opportunities, and may prevent the Portfolio from achieving its goal. In addition, an Adviser may also keep a portion of the Portfolio's assets in cash for temporary or defensive purposes, in order to meet redemption requests or for investment purposes.

PERFORMANCE INFORMATION

The following information provides some indication of the Portfolio's risks. The bar chart shows year-to-year changes in the performance of the Portfolio. The table following the chart compares the Portfolio's performance to that of a broad measure of market performance. Of course, the Portfolio's past performance is not an indication of future performance.

After-tax returns shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) Plans or individual retirement accounts. In some cases, the "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other returns of the Portfolio for the same period due to an assumed tax benefit from any losses on a sale of shares at the end of the period. After-tax returns for the Portfolio are shown only for Institutional Class shares, after-tax returns for Institutional Select Class and Financial Intermediary Class shares will be higher and lower than the Institutional Class after-tax returns, respectively.

Western Asset Core Plus Bond Portfolio – Institutional Class†

Calendar-Year Total Returns

†Best quarter: Third quarter 2006: +4.66%

Worst quarter: Fourth quarter 2008: –3.73%

More recent return information: January 1, 2009 – March 31, 2009: –1.10%

Average Annual Total Returns for the periods ended December 31, 2008:

Western Asset Core Plus Bond Portfolio[1]	1 Year	5 Years	10 Years
Institutional Class—Return Before Taxes	–9.78%	1.68%	4.64%
Institutional Class—Return After Taxes on Distributions	–11.64%	–0.22%	2.40%
Institutional Class—Return After Taxes on Distributions and Sale of Fund Shares	–6.30%	0.40%	2.65%
Financial Intermediary Class—Return Before Taxes	–9.99%	1.41%	N/A2
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)[3]	5.24%	4.65%	5.63%

1 Institutional Select Class shares of Western Asset Core Plus Bond Portfolio began operations on August 4, 2008. As such, the Class does not have a full calendar year of performance information to report. Each share class is invested in the same portfolio of securities. Therefore, annual total returns for Institutional Select Class shares would differ from those of Institutional Class shares only to the extent that they would pay lower expenses, and therefore would generally be expected to have higher returns, than Institutional Class shares.

2 For the period from January 8, 2002 (commencement of operations) to December 31, 2008, the average annual total return before taxes of the Financial Intermediary Class was 3.38%. For the period December 31, 2001 to December 31, 2008, the average annual total return of the Barclays Capital U.S.Aggregate Bond Index was 5.36%.

3 The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed rate, publicly placed dollar-denominated, and nonconvertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity. The Index does not incur fees and expenses and cannot be purchased directly by investors.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Expense ratios for the current fiscal year may be higher than those shown in the "Fees and Expenses" table—for example, if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

For the Portfolio, (i) expenses for Institutional Class and Financial Intermediary Class shares are based on actual expenses for the nine month fiscal period ended December 31, 2008 restated to reflect annualized expenses related to new contractual obligations for the Portfolio for record-keeping and similar services that went into effect beginning August 1, 2008 and (ii) expenses for Institutional Select Class shares are based on actual expenses for the nine month fiscal period ended December 31, 2008 (annualized) restated to remove a one-time expense benefit realized by the Portfolio. Expenses for the Portfolio reflect expense reimbursements and/or fee waivers that are currently in effect.

The examples below the table are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Portfolio's Total Annual Fund Operating Expenses remain the same as shown in the respective tables that follow, including the effect of any expense reimbursements or waivers shown for the period they are in effect. Your actual costs may be higher or lower.

Western Asset Core Plus Bond Portfolio

	Institutional Select Class	Institutional Class	Financial Intermediary Class
Shareholder Fees
(Fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees	0.40%	0.40%	0.40%
Distribution (12b-1) Fees[1]	None	None	0.25%
Other Expenses[2]	0.04%	0.07%	0.20%
Total Annual Fund Operating Expenses	0.44%	0.47%	0.85%
Expense Reimbursement/Waiver	None	None	(0.15)%
Net Expenses	0.44%[3]	0.47%	0.70%[3]
Examples
1 Year	$45	$48	$72
3 Years	$141	$151	$256
5 Years	$246	$263	$457
10 Years	$555	$591	$1,035

1 The 12b-1 fees shown in the tables reflect the amount to which the Directors have currently limited payments under the Portfolio's Distribution Plan, which has only been adopted with respect to Financial Intermediary Class shares. Pursuant to the Portfolio's Distribution Plan, the Directors may authorize payment of up to 0.40% of average net assets attributable to the Portfolio's Financial Intermediary Class without shareholder approval.

2 With respect to each of the Institutional Class and Financial Intermediary Class, the Portfolio may pay fees for record-keeping and similar services performed for the share class. As a result, the operating expenses of these share classes may increase over time. If the fees are paid with respect to additional assets invested in either the Institutional Class or Financial Intermediary Class, the expenses of the applicable share class may increase.

3 The Manager is contractually obligated to limit expenses (exclusive of taxes, interest, deferred organizational expenses, brokerage and extraordinary expenses) to the amounts shown below through April 30, 2010. The Manager may waive additional fees and/or reimburse additional expenses to the extent required by applicable law.

	Institutional Select Class	Financial Intermediary Class
Western Asset Core Plus Bond Portfolio	0.45%	0.70%

MANAGEMENT OF THE PORTFOLIOS

General

Western Asset Funds, Inc. is an open-end management investment company comprised of a variety of separate investment portfolios. Western Asset Funds, Inc. was incorporated in Maryland on May 16, 1990. The Directors may change a Portfolio's investment objective, investment strategies and other policies without shareholder approval.

Board of Directors

There are currently seven Directors of the Western Asset Funds, two of whom are "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Western Asset Funds and five of whom are not "interested persons." The names and business addresses of the Directors and officers of the Western Asset Funds and their principal occupations and other affiliations during the past five years are set forth under "Management of the Portfolios" in the SAI.

Subject to the general supervision of the Board of Directors, the Manager is responsible for managing, either directly or through others hired for these purposes, the investment activities of the Portfolio and the Portfolio's business affairs and other administrative matters.

Manager and Advisers

The Portfolio is managed by the Manager. The Portfolio pays the Manager a monthly fee based on the average net assets of the Portfolio, calculated as follows: 0.45% of the first $500 million of average net assets, 0.425% of the next $500 million of average net assets and 0.40% of average net assets over $1 billion. For its services during the fiscal period ended December 31, 2008 (annualized), the Portfolio paid the Manager 0.403% of its average daily net assets.

LMFA is a Maryland corporation formed on January 20, 1982, and is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company. LMFA's address is 100 Light Street, Baltimore, Maryland 21202.

LMPFA is a Delaware limited liability company formed on April 6, 2006. Like LMFA, LMPFA is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company. LMPFA's address is 100 Light Street, Baltimore, Maryland 21202.

In order to assist in carrying out its investment advisory responsibilities, the Manager has retained the Advisers to render advisory services to the Portfolio. The Manager pays the fees of the Advisers. In September 2008, the Board of Directors of the Western Asset Funds approved Western Singapore and Western Japan as subadvisers to the Portfolio, under new advisory agreements with respect to the Portfolio between the Manager and Western Singapore and the Manager and Western Japan.

To the extent the Manager receives a management fee after taking into account its contractual obligation to limit expenses as discussed in "Fees and Expenses" above, the Manager will pay the Portfolio's Adviser(s) the entire management fee it receives from the Portfolio. To the extent that the Portfolio has multiple Advisers, the Manager will pay a management fee to each Adviser based on the respective portion of the Portfolio's assets managed by such Adviser.

Western Asset. Western Asset, established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset and its supervised affiliates were approximately $513.3 billion as of December 31, 2008. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101.

Western Asset's investment advisory functions are highly integrated across separate legal entities in various jurisdictions, including the United States, England, Singapore, Japan and others. The Portfolio is advised using a team approach and, that team approach includes drawing upon the expertise of team members in the United States and/or those formally employed by Western London, Western Singapore or Western Japan. For the Portfolio, it is expected that the primary role for team members from Western London, Western Singapore and Western Japan will be providing investment advisory services with respect to non-US currency denominated securities and foreign currency instruments related to the following regions, respectively, non-US ex Asia, Asia ex Japan and Japan. Western Asset has overall authority and oversight responsibility for the day-to-day management of the Portfolio.

WAML. WAML, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. The address of WAML is 10 Exchange Place, London, England.

Western Singapore. Western Singapore, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. The address of Western Singapore is 1 George Street #23-01, Singapore 049145.

Western Japan. Western Japan, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. The address of Western Japan is 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chrome Chiyoda-Ku, Tokyo 100-6536, Japan.

A discussion regarding the basis for the Board of Directors' 2008 (i) renewal of Investment Management Agreements between Western Asset Funds and the Manager, (ii) renewal of Investment Advisory Agreements between the Manager and Western Asset and/or WAML (as applicable) and (iii) initial approval of Investment Advisory Agreements between the Manager and each of Western Japan and Western Singapore (as applicable), in each case with respect to the Portfolios is available in Western Asset Funds' annual report to shareholders for the fiscal period ending December 31, 2008. Investors can receive a free copy of the annual report by calling 1-888-425-6432 or by visiting www.westernassetfunds.com.

Expense Limitations

The Manager has, until April 30, 2010, contractually agreed to waive its fees and/or reimburse the Institutional Select Class and Financial Intermediary Class of the Portfolio to the extent expenses (exclusive of taxes, interest, deferred organization expenses, brokerage and extraordinary expenses) for any such class exceed the annual rate described in the Fees and Expenses section. Any amounts waived or reimbursed in a particular fiscal year for the Institutional Select Class or Financial Intermediary Class of the Portfolio will be subject to repayment by such class of the Portfolio to the Manager to the extent that from time to time during the next three fiscal years the repayment will not cause the expenses of such class to exceed the limit set forth in the Fees and Expenses section. The Manager may waive additional fees and/or reimburse additional expenses of any class and/or Portfolio to the extent required by applicable law.

Portfolio Managers

The Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. S. Kenneth Leech, Stephen A. Walsh, Mark S. Lindbloom, Edward A. Moody, Carl L. Eichstaedt, Michael C. Buchanan, Keith J. Gardner and Detlev Schlichter serve as co-leaders of this team and are responsible for the day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions. Mr. Leech, Mr. Walsh, Mr. Moody, Mr. Eichstaedt and Mr. Gardner have been employed by Western Asset as portfolio managers for at least the past five years. Mr. Schlichter has been employed by WAML as a portfolio manager for at least the past five years. Prior to joining Western Asset as a portfolio manager in 2006, Mr. Lindbloom was a Managing Director of Citigroup Asset Management and had been associated with its predecessor companies since 1996. Prior to joining Western Asset as a portfolio manager and head of the U.S. High Yield team in 2005, Mr. Buchanan was a Managing Director and head of U.S. Credit Products at Credit Suisse Asset Management from 2003 to 2005. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to joining Janus Capital Management, Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management from 1998 to 2003.

Mr. Leech, Mr. Walsh, Mr. Moody, Mr. Eichstaedt and Mr. Gardner have served as portfolio managers to the Portfolio since its inception in 1998. Mr. Lindbloom, Mr. Buchanan and Mr. Schlichter have served as portfolio managers to the Portfolio since 2006, 2005 and 2001, respectively.

The Portfolio's SAI provides information about the portfolio managers' compensation, other accounts managed and ownership of securities in the Portfolio.

Expenses

The Portfolio pays its share of all expenses that are not assumed by the Manager, the Adviser(s) or other parties, including Directors', auditing, legal, custodial, transfer agency and distribution fees (which are in turn allocated to the Financial Intermediary Class of shares). The Manager is responsible for the payment of any transfer agency fees in excess of 0.25% of the average daily net assets of any class of shares offered by the Portfolio.

Turnover

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." As a result of the Portfolio's investment policies, under certain market conditions the Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Higher portfolio turnover rates, such as those above 100%, are likely to result in higher trading costs or other transaction costs and could give rise to a greater amount of taxable capital gains, including short-term gains taxed upon distribution at ordinary income rates.

PURCHASE OF SHARES

The Portfolio offers three classes of shares: Institutional Select Class, Institutional Class and Financial Intermediary Class. Shares in the Financial Intermediary Class bear a 12b-1 fee. See "Distribution Plans" below for more information.

Initial Investment

Prior to or concurrent with the initial purchase of shares in the Portfolio, each investor must open an account for the Portfolio by completing and signing an Application and mailing it to Legg Mason Institutional Services at the following address: 100 Light Street, Baltimore, Maryland 21202. Shares of the Portfolio are available to investors as follows:

Financial Intermediary and Institutional Class Shares of a Portfolio are available for purchase by:

1—Institutional Investors who make an initial investment of at least $1 million in the Portfolio. Generally, Institutional Investors are corporations, banks, trust companies, insurance companies, investment companies, foundations, endowment plans, defined benefit employee benefit plans and similar entities.

2—Retirement Plans such as 401(k) retirement plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, and non-qualified deferred compensation plans. Retirement Plans do not include defined benefit employee benefit plans, individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or similar accounts.

3—Investors Purchasing Through Financial Intermediaries such as banks, brokers, dealers, insurance companies and other financial intermediaries that offer their clients the ability to purchase shares through investment programs such as fee-based advisory programs. Shareholders should contact their financial intermediary for information regarding the financial intermediary's policies on purchasing, exchanging, and redeeming shares as well as initial and subsequent investment minimums and any fees associated with the purchase and redemption of shares. This Prospectus should be read by customers of the financial intermediaries in connection with any such information received from the financial intermediaries. Any fees, charges, or requirements imposed by financial intermediaries will be in addition to the fees and requirements of this Prospectus.

Institutional Class shares of the Portfolio may also be purchased by (i) current and former Board members of investment companies managed by affiliates of Legg Mason, Inc., (ii) current and former board members of Legg Mason, Inc., (iii) employees of Legg Mason, Inc. and (iv) in each case, the immediate families of such persons.

Institutional Select Class Shares of the Portfolio are available for purchase by Institutional Investors and Retirement Plans (each described above) that make an initial investment of at least $1 million in the Portfolio. Shares of the Institutional Select Class are available only to Institutional Investors and Retirement Plans that hold their shares in one account with that Portfolio, which account is not subject to payment of recordkeeping or similar fees paid by the Portfolio.

The Portfolio reserves the right to revise any minimum investment requirement and may waive it in its sole discretion.

A purchase order, together with payment in one of the forms described in the following paragraphs, received by Boston Financial Data Services (the "Transfer Agent" or "BFDS") prior to the close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) ("close of the Exchange") will be effected at that day's net asset value. An order received after the close of the Exchange will generally be effected at the net asset value determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to the Transfer Agent by 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day.

Purchases of shares can be made by wiring federal funds to State Street Bank and Trust Company. Before wiring federal funds, the investor must first telephone the Portfolio at 1-888-425-6432 to receive instructions for wire transfer. On the telephone, the following information will be required: shareholder name; name of the person authorizing the transaction; shareholder account number; name of the Portfolio and class of shares to be purchased; amount being wired; and name of the wiring bank.

The wire should state that the funds are for the purchase of shares of a specific share class of Western Asset Core Plus Bond Portfolio and include the account name and number.

Dividends will begin to accrue on settlement date.

Shares may also be purchased and paid for by the contribution of eligible portfolio securities, subject in each case to approval by the Manager. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the Portfolio. Securities offered in payment for shares will be valued in the same way and at the same time the Portfolio values its portfolio securities for purposes of determining net asset value. See "Net Asset Value" below. Investors who wish to purchase Portfolio shares through the contribution of securities should contact the Portfolio at 1-888-425-6432 for instructions. Investors should also realize that at the time of contribution they may be required to recognize a gain or loss for tax purposes on securities contributed. The Portfolio has full discretion to reject any securities offered as payment for shares.

As described below, the Portfolio may offer Institutional Class shares and Financial Intermediary Class shares primarily through financial intermediaries. The Portfolio may pay financial intermediaries for their services out of that class' assets pursuant to the class' distribution plan (in the case of the Financial Intermediary Class) or otherwise. These services may include sub-accounting and other shareholder services. The Portfolio may pay different financial intermediaries different rates for sub-accounting, record-keeping and other services when the Portfolio determines that this is in the best interest of the Portfolio and its shareholders. If investors effect transactions through a broker or agent, investors may be charged a fee by that broker or agent.

Legg Mason Investor Services, LLC ("LMIS") and its affiliates (including the Manager and the Advisers) may from time to time, at their own expense, make payments, which could be substantial, to financial intermediaries that sell Institutional Select, Institutional or Financial Intermediary Class shares of the Portfolio or to other parties in connection with the sale or servicing of such shares. Salespersons and others entitled to receive compensation for selling or servicing Portfolio shares may receive greater compensation with respect to one class of shares than the other. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Portfolio to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Any shares purchased or received as a distribution will be credited directly to the investor's account.

Additional Investments

Additional investments may be made at any time at the relevant net asset value for that class by following the procedures outlined above. Investors should always furnish a shareholder account number when making additional purchases.

Other Purchase Information

Purchases will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Portfolio and LMIS, the Portfolio's Distributor, reserve the right, in their sole discretion, to request additional documents and information from investors in connection with purchase orders, to suspend the offering of shares or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Portfolio; to waive the minimum initial investment for certain investors; and to redeem shares if information provided in the Application should prove to be incorrect or incomplete in any manner judged by the Portfolio to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of the Portfolio). The Portfolio may suspend the offering of shares at any time and resume it at any time thereafter.

Mutual funds are required to obtain and verify information that identifies investors opening new accounts. When you sign your account application, you may be asked to provide additional information in order for the Portfolio to verify your identity. If the Portfolio is unable to collect the required information, it may not be able to open your account. The Portfolio or LMIS may share identifying information with third parties for the purpose of verification. If the Portfolio or LMIS cannot verify identifying information after opening your account, the Portfolio reserves the right to restrict or close your account, to withhold monies, and to take such other actions as may be required by applicable law.

Shares of the Portfolio may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of the Portfolio are available for offer and sale in their State of residence. Shares of the Portfolio may not be offered or sold in any State unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Retirement Plans

Shares of the Portfolio are available for purchase by retirement plans, including 401(k) plans and 403(b) plans. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the Portfolio as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions.

The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides record-keeping services for the plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Account Registration Changes

Changes in registration or account privileges may be made in writing to the Portfolio. Signature guarantees may be required. See "Signature Guarantee" below. All correspondence must include the account number and must be sent to:

Legg Mason Funds
P.O. Box 55214

Boston, Massachusetts 02205-8504

Significant Investors

Certain investment companies may invest in the Portfolio and may at times have substantial investments in the Portfolio. These investment companies are referred to as "funds of funds" because they invest primarily in other investment companies.

From time to time, the Portfolio may experience relatively large redemptions or investments due to transactions in Portfolio shares by a fund of funds or other significant investor. The effects of these transactions could adversely affect the Portfolio's performance. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so. Such transactions may increase brokerage and/or other transaction costs of the Portfolio. In addition, when a fund of funds or other investor owns a substantial portion of the shares of the Portfolio, a large redemption by the fund of funds or other investor could cause the Portfolio's expenses to increase and could result in the Portfolio becoming too small to be economically viable. Redemptions of Portfolio shares could also accelerate the realization of taxable capital gains in the Portfolio if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the Portfolio's shares.

DISTRIBUTION PLANS

The Board of Directors has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act with respect to shares of the Financial Intermediary Class of the Portfolio. Under the terms of the Plan, the Portfolio is permitted to pay, out of the assets of the Financial Intermediary Class of the Portfolio, fees in an amount up to 0.40% on an annual basis of the average daily net assets of that class to LMIS, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium, and to reimburse certain other expenses and payments. Payments under the Plan are currently limited to 0.25% of average daily net assets. Because the fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information regarding the Plan and their terms, see the SAI.

REDEMPTION OF SHARES

Portfolio shares may be redeemed through four methods: (1) by sending a written request for redemption to Legg Mason Funds, P.O. Box 55214, Boston, Massachusetts 02205-8504; (2) by faxing a request to Legg Mason Investor Services—Institutional, c/o BFDS, at 1-781-796-3326; (3) by calling Legg Mason Institutional Services at 1-888-425-6432; or (4) by wire communication with the Transfer Agent. In each case, the investor should first notify Legg Mason Institutional Services at 1-888-425-6432 of the intention to redeem. No charge is made for redemptions. Shareholders who wish to be able to redeem by telephone or wire communication must complete an authorization form in advance. Redemptions over $10,000,000 may be initiated by telephone, but must be confirmed in writing prior to processing.

Upon receipt of a request for redemption as described below (a request "in good order") before the close of the Exchange on any day when the Exchange is open, the Transfer Agent will redeem Portfolio shares at that day's net asset value per share. Requests for redemption received by the Transfer Agent after the close of the Exchange will be executed at the net asset value next determined. However, orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to the Transfer Agent on the following business day will be effected at the net asset value determined on the prior business day. The Portfolio may refuse to effect redemption requests during periods permitted by federal securities laws.

Requests for redemption should indicate:

1)  The number of shares or dollar amount to be redeemed and the investor's shareholder account number;

2)  The investor's name and the names of any co-owner of the account, using exactly the same name or names used in establishing the account;

3)  Proof of authorization to request redemption on behalf of any co-owner of the account (please contact the Portfolio for further details); and

4)  The name, address, and account number to which the redemption payment should be sent.

Payment of the redemption price normally will be made by wire one business day after receipt of a redemption request in good order. However, the Portfolio reserves the right to postpone the payment date when the Exchange is closed, when trading is restricted, or during other periods as permitted by federal securities laws, as well as to take up to seven days to make payment upon redemption if the Portfolio could be adversely affected by immediate payment. Redemption proceeds may also be paid in-kind at the discretion of the Portfolio. Shareholders who receive a redemption in-kind may incur costs to dispose of such securities. In addition, depending upon the circumstances, a shareholder may incur additional tax liability upon the sale of securities received in a redemption in kind.

Other supporting legal documents, such as copies of the trust instrument or power of attorney, may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption or repurchase. If you have a question concerning the sale or redemption of shares, please contact Legg Mason Institutional Services by calling 1-888-425-6432.

The Portfolio may elect to close the shareholder account of a Retirement Plan holding Institutional Select Class shares or an Institutional Investor when the current value of the account is less than $1 million due to redemptions or exchanges by the shareholder by redeeming all of the shares in the account and mailing the proceeds to the investor. If the Portfolio elects to redeem the shares in an account, the shareholder will be notified that the account is below $1 million and will be allowed 30 days in which to make an additional investment in order to avoid having the account closed. Shares will be redeemed at the net asset value calculated on the day of redemption. The Portfolio may change the $1 million minimum account balance from time to time without notice to shareholders.

Signature Guarantee

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his or her signature and guaranteed by any of the following entities: U.S. banks, non-U.S. banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution"). The Portfolio and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The Portfolio may change the signature guarantee requirements from time to time without prior notice to shareholders.

A signature guarantee will be required for the following situations:

■  Remitting redemption proceeds to any person, address or bank account not on record.

■  Making changes to the account registration after the account has been opened.

■  Transferring shares to another portfolio of Western Asset Funds with a different registration.

Systematic Withdrawal Plan

Certain accounts may be eligible to make systematic withdrawals from the Portfolio. Contact Legg Mason Institutional Services at 1-888-425-6432 to determine your account's eligibility to participate in the Systematic Withdrawal Plan. Ordinarily, it may not be in your interest to purchase additional shares of the Portfolio if you maintain a Systematic Withdrawal Plan, because there are tax disadvantages associated with such purchases and withdrawals.

EXCHANGE PRIVILEGE

Shareholders in the Portfolio may exchange their shares for shares of the same class of any of the other portfolios of Western Asset Funds or, if the investor meets the applicable eligibility requirements for making an initial investment in the applicable share class, directly for shares of a different class of the Portfolio, provided, in each case, that the shares of that class are being offered at the time of the proposed exchange. Shareholders in the Portfolio may also exchange their shares for the same class of shares of any other funds/Portfolios distributed by LMIS so long as the proposed exchange meets the eligibility requirements of the shares of the other fund/Portfolio. Investments by exchange are made at the per share net asset values next determined after the order for exchange is received in good order.

The exchange privilege is not intended as a vehicle for short-term trading. See "Frequent Trading of Portfolio Shares" below. For further information concerning the exchange privilege, or to make an exchange, please contact the Legg Mason Institutional Services at 1-888-425-6432. The Portfolio reserves the right to modify or terminate the exchange privilege at any time.

FREQUENT TRADING OF PORTFOLIO SHARES

Frequent purchases and redemptions of Portfolio shares may interfere with the efficient management of the Portfolio, increase portfolio transaction costs, and have a negative effect on the Portfolio's long-term shareholders. For example, in order to handle large flows of cash into and out of the Portfolio, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Portfolio's investment objective. Frequent trading may cause the Portfolio to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Portfolio's performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the Portfolio's share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Portfolio's investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other portfolios could also be affected.

Because of the potential harm to funds sold by LMIS (the Portfolio's distributor) and their long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Portfolio may limit additional exchanges or purchases of Portfolio shares by shareholders who are believed by the Manager to be engaged in these abusive trading activities in the Portfolio or in other funds sold by LMIS. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Portfolio shares.

Under the Portfolio's policies and procedures, the Portfolio reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds distributed by LMIS. A committee established by the Manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder's trading privileges in LMIS distributed funds if that shareholder has engaged in a total of three or more "Round Trips" across all LMIS distributed funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder's trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder's account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in a fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds.

A "Round Trip" is defined as a purchase (including subscriptions and exchanges) into the Portfolio/fund followed by a sale (including redemptions and exchanges) of the same Portfolio/fund or a similar number of shares out of the Portfolio/fund within 30 days of such purchase. Purchases and sales of a Portfolio's/fund's shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by LMIS.

The policies apply to any account, whether a direct account, accounts with financial intermediaries such as investment advisers, broker-dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Portfolio/fund shares for a number of its customers in one account. The Portfolio's/a fund's ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor's trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the Portfolio's/a fund's service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. LMIS has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The Portfolio's policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the Manager and its affiliates, other than money market funds. The Portfolio has also adopted policies and procedures to prevent the selective release of information about the Portfolio's holdings, as such information may be used for market-timing and similar abusive practices.

The Portfolio's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Portfolio or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Portfolio is unable to detect and deter trading abuses, the Portfolio's performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Portfolio shares, even when the trading is not for abusive purposes. Furthermore, the Portfolio may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the Portfolio will monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur in respect of shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The Portfolio reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

NET ASSET VALUE

The Portfolio's net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The Portfolio calculates its net asset value(s) every day the Exchange is open. These calculations are done as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time). If the Exchange closes early, the Portfolio calculates its net asset value(s) as of the actual closing time. The Exchange is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the Portfolio's securities and other assets for the purposes of determining the Portfolio's net asset value. The valuation of the Portfolio's assets is generally determined in good faith in accordance with these procedures. The Board has delegated most valuation functions for the Portfolio to the Manager. The procedures adopted by the Board cover types of assets in addition to those described below.

The market price for debt obligations and derivative securities is generally the price supplied by an independent third party pricing service approved by the Portfolio's Board, which may use quotations from one or more brokers, a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value.

The Portfolio generally values its securities based on market prices determined at the close of regular trading on the Exchange. The valuations of securities traded on foreign markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 2:00 p.m. Eastern time.

If independent third party pricing services are unable to supply a price, or if the price supplied is deemed by the Manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the Manager believes that they are unreliable, the Manager may price securities using fair value procedures approved by the Board. Because the Portfolio may invest in securities of issuers located in emerging markets, high yield securities and/or securities of issuers with small capitalizations—some of which may be thinly-traded and for which market quotations may not be readily available or may be unreliable—the Portfolio may use fair value procedures more frequently than funds that invest primarily in securities that are more widely traded. The Portfolio may also use fair value procedures if the Manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Portfolio's net asset value is calculated. In particular, the value of foreign securities, fixed income securities and currencies may be materially affected by events occurring after the close of the market on which they are valued, but before the Portfolio prices its shares.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. When the Portfolio uses fair value procedures to price securities it may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. The valuation determined under the fair value procedures represents the amount determined in good faith that the Portfolio might reasonably expect to receive upon the current sale of a security. However, there can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value. Therefore, investors who purchase or redeem Portfolio shares on days when the Portfolio is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the Portfolio had not fair-valued the security or had used a different methodology.

The Portfolio may invest in securities that are listed on foreign exchanges that are open for trading on weekends and other days when the Portfolio does not price its shares. Therefore, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem the Portfolio's shares.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio declares as a dividend at the close of regular trading on the Exchange each business day, to shareholders of record as of the close of the Exchange that day, substantially all of its net investment income since the prior business day's dividend. Shares will begin to earn dividends on settlement date.

The Portfolio pays dividends monthly. Distributions of net realized capital gains are made annually.

Shareholders may elect to receive dividends and distributions in one of four ways:

1)  Receive both dividends and other distributions in shares of the same class of the Portfolio;

2)  Receive dividends in cash and other distributions in shares of the same class of the Portfolio;

3)  Receive dividends in shares of the same class of the Portfolio and other distributions in cash; or

4)  Receive both dividends and other distributions in cash.

If no election is made, both dividends and other distributions are credited to a shareholder's Portfolio account in shares (of the same class as the shares already held) at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date.

Reinvestment of dividends and other distributions occurs on the payment date. A shareholder who redeems all shares in the portfolio will receive all dividends and other distributions declared for that monthly cycle prior to the redemption date (i.e., all dividends and other distributions from the first day of that monthly cycle, if invested on that first day, up to and including the date of the redemption). An election to receive dividends or other distributions in cash rather than additional shares may be made by notifying Legg Mason Institutional Services in writing.

The Directors reserve the right to revise the dividend policy or postpone the payment of dividends if warranted in their judgment due to unusual circumstances, such as an unexpected large expense, loss or fluctuation in net asset value.

PORTFOLIO DISCLOSURE POLICY

A description of Western Asset Funds' policies and procedures with respect to the disclosure of portfolio securities holdings is available in the SAI. The Portfolio's complete portfolio holdings will be available on the Western Asset Funds' website at http://www.westernassetfunds.com on the next to last business day of the month following each quarter-end and partial information concerning the Portfolio's portfolio holdings (such as top ten holdings) is available on the Western Asset Funds' website in fact sheets and other formats on a monthly or quarterly basis approximately 14 calendar days after the month- or quarter-end. Such information will remain available until the next quarter's holdings are posted.

TAX INFORMATION

The Portfolio intends to qualify or continue to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes in a timely manner to shareholders. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are timely distributed to shareholders. The Portfolio therefore intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders on a current basis. The Portfolio's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. Early each year, the Portfolio will notify its shareholders of the amount and tax status of distributions paid during the prior year.

The following discussion assumes that the Portfolio will qualify as a regulated investment company. This discussion is only a summary only of certain federal income tax consequences of investing in the Portfolio.

Distributions from the Portfolio (whether paid in cash or reinvested in shares of the Portfolio) will generally be taxable to shareholders (other than qualified retirement plans and other tax-exempt investors) as ordinary income to the extent derived from the Portfolio's investment income and net short-term gains. Portfolio distributions of net capital gain (the excess of net gains from the sale of capital assets held by the Portfolio for more than one year over net losses from the sale of capital assets held by the Portfolio for one year or less) that are properly designated by the Portfolio as capital gain dividends will generally be taxable to shareholders as long-term capital gains. Long-term capital gains rates applicable to most individual shareholders have been temporarily reduced for taxable years beginning before January 1, 2011—in general to 15%, with lower rates applying to taxpayers in the 10% and 15% ordinary income tax rate brackets. Distributions of gains from the sale of investments that the Portfolio owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Portfolio as derived from "qualified dividend income" will be taxable in the hands of individuals at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Portfolio level. It is not expected that a significant portion of distributions will be derived from qualified dividend income. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Portfolio before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares).

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Portfolio as an investment through such plans and the precise effect of such an investment in their particular tax situations.

In addition to income tax on the Portfolio's distributions, any gain resulting from a sale (other than by a qualified retirement plan or other tax-exempt investor) of Portfolio shares will generally be subject to federal income tax. An exchange of shares for shares of another Portfolio generally will be treated as a sale of Portfolio shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

Shareholders and prospective shareholders are urged to consult their tax advisers with respect to the effects of an investment in the Portfolio in their particular tax situations (including possible liability for non-U.S., state, local and other taxes). Further information regarding taxes, including certain federal income tax consideration relevant to foreign persons, in is included in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's recent financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns represent the rate that an investor would have earned or lost on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been derived from the financial statements, which have been audited by PricewaterhouseCoopers, LLP, the Portfolio's independent registered public accounting firm. Their report and the Portfolio's financial statements are included in the Portfolio's annual report to shareholders, which is available upon request.

Contained below is per share operating performance data for a share of common stock outstanding throughout the period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

Institutional Class:

	PERIOD ENDED DECEMBER 31,		YEARS ENDED MARCH 31,
	2008A		2008		2007		2006		2005		2004
Net asset value, beginning of period	$9.87		$10.55		$10.24		$10.52		$10.71		$10.40
Investment operations:
Net investment income	.39	B	.55	B	.51	B	.45	C	.37	C	.37	C
Net realized and unrealized gain/(loss)	(1.17)		(.62)		.33		(.18)		.04		.55
Total from investment operations	(.78)		(.07)		.84		.27		.41		.92
Distributions from:
Net investment income	(.43)		(.53)		(.53)		(.52)		(.35)		(.41)
Net realized gain on investments	—		(.08)		—	D	(.03)		(.25)		(.20)
Total distributions	(.43)		(.61)		(.53)		(.55)		(.60)		(.61)
Net asset value, end of period	$8.66		$9.87		$10.55		$10.24		$10.52		$10.71
Total return	(8.01	)%E	(.72)%		8.48%		2.57%		4.01%		9.12%
Ratios to Average Net Assets:F
Total expenses	.46	%G	.43%		.44%		.45%		.45%		.48%
Expenses net of waivers, if any	.46	%G	.43%		.44%		.45%		.45%		.45%
Expenses net of all reductions	.46	%G	.43%		.44%		.45%		.45%		.45%
Net investment income	5.5	%G	5.4%		4.9%		4.3%		3.3%		3.6%
Supplemental Data:
Portfolio turnover rate	124.4	%E	488.2%		448.6%		549.4%		586.1%		463.8%
Net assets, end of period (in thousands)	$6,607,180		$12,943,882		$11,495,842		$6,896,815		$4,565,054		$3,286,650

A  For the period April 1, 2008 to December 31, 2008.

B  Computed using average daily shares outstanding.

C  Computed using SEC method.

D  Amount less than $.01 per share.

E  Not annualized.

F  Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

G  Annualized.

Institutional Select Class:

	PERIOD ENDED DECEMBER 31, 2008H
Net asset value, beginning of period	$9.34
Investment operations:
Net investment income	.20	B
Net realized and unrealized loss	(.62)
Total from investment operations	(.42)
Distributions from:
Net investment income	(.26)
Total distributions	(.26)
Net asset value, end of period	$8.66
Total return	(4.54	)%E
Ratios to Average Net Assets:F
Total expenses	.44	%G
Expenses net of waivers, if any	.44	%G
Expenses net of all reductions	.44	%G
Net investment income	5.7	%G
Supplemental Data:
Portfolio turnover rate	124.4	%E
Net assets, end of period (in thousands)	$1,559,843

H  For the period August 4, 2008 (commencement of operations) to December 31, 2008.

Financial Intermediary Class:

	PERIOD ENDED DECEMBER 31,		YEARS ENDED MARCH 31,
	2008A		2008		2007		2006		2005		2004
Net asset value, beginning of period	$9.88		$10.56		$10.24		$10.52		$10.71		$10.40
Investment operations:
Net investment income	.37	B	.52	B	.48	B	.42	C	.35	C	.36	C
Net realized and unrealized gain/(loss)	(1.17)		(.62)		.35		(.18)		.04		.54
Total from investment operations	(.80)		(.10)		.83		.24		.39		.90
Distributions from:
Net investment income	(.42)		(.50)		(.51)		(.49)		(.33)		(.39)
Net realized gain on investments	—		(.08)		—	D	(.03)		(.25)		(.20)
Total distributions	(.42)		(.58)		(.51)		(.52)		(.58)		(.59)
Net asset value, end of period	$8.66		$9.88		$10.56		$10.24		$10.52		$10.71
Total return	(8.28	)%E	(.97)%		8.30%		2.32%		3.77%		8.82%
Ratios to Average Net Assets:F
Total expenses	.77	%G	.68%		.69%		.70%		.70%		.73%
Expenses net of waivers, if any	.70	%G	.68%		.69%		.70%		.70%		.70%
Expenses net of all reductions	.70	%G	.68%		.69%		.70%		.70%		.70%
Net investment income	5.2	%G	5.1%		4.7%		4.0%		2.9%		3.2%
Supplemental Data:
Portfolio turnover rate	124.4	%E	488.2%		448.6%		549.4%		586.1%		463.8%
Net assets, end of period (in thousands)	$840,452		$1,215,985		$767,903		$503,217		$191,085		$7,040

WESTERN ASSET FUNDS, INC.

Investment Manager

Legg Mason Fund Adviser, Inc.
P.O. Box 17635
Baltimore, Maryland 21297-1635
1-888-425-6432

Custodian

State Street Bank and Trust Co.
P.O. Box 1713
Boston, Massachusetts 02105

Transfer Agent

Boston Financial Data Services
P.O. Box 953
Boston, Massachusetts 02103

Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, New York 10036-8704

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
100 E. Pratt Street, Suite 1900
Baltimore, Maryland 21202

Distributor

Legg Mason Investor Services, LLC
100 Light Street
P.O. Box 1476
Baltimore, Maryland 21203-1476

For investors who want more information about Western Asset Funds, Inc., the following documents are available upon request:

Annual Reports

Annual and semi-annual reports provide additional information about the Portfolio's investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of a Portfolio during the last fiscal period.

Statement of Additional Information

The SAI contains additional detailed information about the Portfolio and is incorporated by reference into (is legally part of) this Prospectus.

Investors can receive free copies of these materials, request other information about the Portfolio and make shareholder inquiries by calling 1-888-425-6432 or by visiting us on the Internet at www.westernassetfunds.com. Portfolio holdings of the Portfolio are available upon request by calling 1-888-425-6432.

Information about the Portfolio, including the SAI, can be reviewed and copied at the SEC's public reference room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Portfolio are available on the EDGAR database on the SEC's website at www.sec.gov. Investors may also obtain information about the Portfolio by making an electronic request at: publicinfo@sec.gov or by writing to: SEC, Public Reference Section, Washington, D.C. 20549-0102. A fee will be charged for making copies.

The Investment Company Act file number for Western Asset Funds, Inc. is 811-06110.